Exhibit 99.1

SERENA SOFTWARE TO BE ACQUIRED BY SILVER LAKE PARTNERS IN A

TRANSACTION VALUED AT APPROXIMATELY $1.2 BILLION

Shareholders to Receive $24.00 per Share in Cash

Company Announces Preliminary Third Quarter Results

San Mateo, CA, Menlo Park, CA, and New York, NY – November 11, 2005 – Serena Software, Inc. (NASDAQ:SRNA), the leader in Change Governance, and Silver Lake Partners, the leading private equity firm focused exclusively on large-scale investing in technology and related growth industries, today announced that they have entered into a definitive agreement under which Serena will be acquired by Silver Lake in a transaction valued at approximately $1.2 billion.

Under the terms of the agreement, Serena stockholders will receive $24.00 in cash in exchange for each share of stock. Any of Serena’s existing $220 million of convertible notes that are not converted to Serena common stock prior to completion of the proposed transaction will be exchanged for cash in an amount of $24.00 for each share of Serena common stock into which the notes were convertible. Douglas D. Troxel, founder of Serena and currently its chairman and largest shareholder, will receive $24.00 per share in cash in exchange for one-third of his shares and will exchange the balance of his equity interest in Serena for shares in the resulting privately held company. Serena president and chief executive officer Mark Woodward, chief financial officer Robert Pender, and possibly other senior executives will also exchange a portion of their Serena equity interests for equity interests in the resulting privately held company.

Both the board of directors of Serena and a special committee of the board comprised of independent directors have approved the merger agreement and have recommended to Serena’s stockholders that they vote in favor of the transaction. In addition, Mr. Troxel has agreed to vote his shares in favor of the transaction.

Mark Woodward, president and chief executive of Serena, said, “Today’s announcement is great news for Serena and its shareholders. Our decision to partner with Silver Lake to take the company private represents the culmination of a thorough review of our standalone plan and strategic alternatives and we believe this is the best value proposition for our shareholders.”

David Roux, a co-founder and managing member of Silver Lake Partners, said, “Serena is a great company. We have complete confidence in Mark Woodward and the rest of the Serena management team and look forward to working with them to enhance and extend their successful track record as the leader in Change Governance, providing comprehensive solutions to customers across the corporate and public sector spectrum. We believe our interests are aligned with the long-term interests of Serena’s customers and employees.”

The transaction is expected to be completed in the first quarter of calendar year 2006, subject to receipt of stockholder approval and customary regulatory approvals as well as satisfaction of other customary closing conditions, including receipt of debt financing pursuant to customary commitment letters.

Preliminary Third Quarter Results

Serena today also announced preliminary results for the third quarter ending October 31, 2005. Based on preliminary estimates, the company expects license revenues to be in the range of $21.5 million to $22.5 million and total revenues in the range of $64 million to $65 million. GAAP net income per fully diluted share is expected to be $0.20 to $0.21 and non-GAAP net income per fully diluted share is expected to be $0.35 to $0.36. These preliminary results include a one-time tax benefit of $1.4 million.

The company cautioned that these results are preliminary and actual results could vary materially when the company reports final earnings for the third quarter of fiscal 2006 on November 17, 2005, after the market close. Further details on the company’s expectations going forward will be provided in the third quarter fiscal earnings conference call.

Advisors

Morgan Stanley acted as financial advisor to the special committee of the board of directors of Serena and provided a fairness opinion to it in connection with the transaction. Wilson Sonsini Goodrich & Rosati P.C. acted as legal advisor to the special committee of the board of directors of Serena in connection with the transaction. Gibson Dunn & Crutcher LLP acted as legal advisor to Serena’s management in connection with the transaction.

Upon closing, the transaction is expected to be financed through a combination of equity contributed by Silver Lake and debt financing provided by Merrill Lynch & Co., Lehman Brothers, and UBS. Merrill Lynch & Co. and Lehman Brothers acted as financial advisors to Silver Lake in connection with the transaction. Simpson Thacher & Bartlett LLP acted as legal advisors to Silver Lake in connection with the transaction.

Webcast

Serena will host a conference call to discuss this announcement today, Friday, November 11, 2005, at 8:30 a.m. EST. The conference call can be accessed live by dialing (866) 322-0547 (toll free) or (706) 758-0596 (international), or you may listen to the call live at www.serena.com. An audio replay of the call will be available from noon today through Friday, November 25, 2005 at www.serena.com and at (800) 642-1687 (toll free) or (706) 645-9291 (international), Conference ID# 2335682. A copy of this press release can be found at www.serena.com. All statements made by Serena officers on the conference call and the information posted on the Serena Web site are the copyrighted property of Serena. Recording of the conference call is prohibited without the express prior written consent of Serena.

About Serena Software, Inc.

With more than 25 years of experience in managing change throughout the IT environment, Serena Software (Nasdaq:SRNA) is the leader in Change Governance, providing software to help global 2000 organizations visualize, orchestrate and enforce effective business processes throughout the IT lifecycle. More than 15,000 organizations around the world, including 98 of the Fortune 100, leverage Serena’s integrated framework to manage costs, ensure consistent quality of service, mitigate business risks and ultimately profit from change. Serena is headquartered in San Mateo, California, with offices throughout the U.S., Europe, and Asia Pacific. For more information, please visit www.serena.com.

About Silver Lake Partners

Silver Lake Partners is the leading private equity firm focused exclusively on large-scale investing in technology and related growth industries. Silver Lake seeks to achieve superior returns by investing with the strategic insight of an experienced industry participant, the operating skill of a world-class manager, and the financial expertise of a disciplined private equity investor. Specifically, Silver Lake’s mission is to function as a value-added partner to the management teams of the world’s leading technology franchises. Its portfolio companies include technology industry leaders such as Ameritrade, Business Objects, Flextronics, Gartner, Nasdaq, Network General, Seagate Technology, SunGard Data Systems, Thomson and UGS. Silver Lake also recently announced the acquisitions of Agilent’s Semiconductor Products Group (now known as Avago Technologies) and Instinet’s Institutional Broker division. For more information, please visit www.silverlake.com.

Additional Information and Where to Find It

In connection with the proposed merger, Serena will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES

AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Serena at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free by directing such request to Serena Software Investor Relations, 2755 Campus Drive, 3rd Floor, San Mateo, California 94403-2538, USA, telephone: (650) 522-6600.

Serena and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information regarding the interests of such directors and executive officers is included in Serena’s Proxy Statement for its 2005 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 24, 2005, and information concerning all of Serena’s participants in the solicitation will be included in the proxy statement relating to the proposed merger when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s Web site at http://www.sec.gov and from Serena Investor Relations, 2755 Campus Drive, 3rd Floor, San Mateo, California 94403-2538, USA, telephone: (650) 522-6600.

This press release contains “forward-looking statements” under the Private Securities Reform Act of 1995. There can be no assurance that future results will be achieved, and actual results could differ materially from forecasts and estimates. Factors that could cause or contribute to such differences include, but are not limited to, the percentage of license revenue typically closed at the end of each quarter making estimation of operating results prior to the end of the quarter extremely uncertain; weak economic conditions worldwide which may continue to affect the overall demand for software and services, which has resulted in and could continue to result in decreased revenues or lower revenue growth rates; our ability to successfully integrate our acquisition of Merant plc.; changes in revenue mix and seasonality; dependence on revenues from our installed base; the expansion of our international organizations; continued demand for additional mainframe

MIPS capacity; our ability to complete the assessment of internal controls over financial reporting as of January 31, 2006, as required by Section 404 of the Sarbanes-Oxley Act, which may impact market perception of the reliability of our internal controls over financial reporting and thus adversely affect the market price of our common stock; and our ability to manage our growth. We may not be able to complete the proposed transaction on the terms summarized above or other acceptable terms, or at all, due to a number of factors, including the failure to obtain approval of our stockholders, regulatory approvals or to satisfy other customary closing conditions. Information about potential factors that could affect the Company’s financial results is included in the Company’s Form 10-K filed on April 8, 2005 and Form 10-Q filed on September 9, 2005, each as filed with the Securities and Exchange Commission. Serena assumes no obligation to update the forward-looking information contained in this press release.

GAAP to non-GAAP Reconciliation

Serena management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its product, maintenance and services operations and certain costs of these operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. Such measures include non-GAAP net income and non-GAAP net income per share. We have discussed below the type and scope of the amounts excluded in calculating these non-GAAP measures and the limitations on the use of these non-GAAP measures as a result of these exclusions. These non-GAAP measures are not an alternative to measures calculated in accordance with GAAP. Investors and potential investors in our securities should not rely on the use of these non-GAAP measures as a substitute for any GAAP financial measure. In addition, our calculation of these non-GAAP measures may or may not be consistent with that of other companies. We strongly urge investors not to rely on any single financial measure to evaluate our business.

Serena views non-GAAP net income and non-GAAP earnings per share as operating performance measures, and as such it believes that the GAAP financial measures most directly comparable to them are net income and net income per share, respectively. Non-GAAP net income and net income per share differ from comparable GAAP measures in that they exclude the amortization of intangible assets and charges relating to the purchase accounting adjustments for the acquisition of Merant, amortization of acquired technology and intangible assets, stock based compensation, restructuring, acquisition and other charges.

Management believes it is useful in measuring Serena’s operations to exclude amortization of intangible assets and charges relating to the purchase accounting adjustments for the acquisition of Merant because these costs are primarily fixed at the time of the acquisition and generally cannot be changed by management in the short term, or represent significant costs not related to current operations. Non-GAAP net income is helpful in more clearly highlighting trends in its core business that may not otherwise be apparent when relying solely on GAAP financial measures, because these non-GAAP measures eliminate financial items that have less bearing on Serena’s operating performance. Serena believes it is useful to investors to see how management separates initial acquisition costs from its view of Serena’s current and future continuing operations. Management also believes that these non GAAP measures facilitate comparison of the current operating performance of the combined Serena and Merant operations to the past performance of Serena and Merant as separate companies, as it permits the comparison of operating results of the separate companies, viewed together, to Serena’s current operating results without the impact of charges relating to the acquisition process rather than the underlying operations of the two companies.

Serena’s management uses these non-GAAP measures as supplemental financial measures to evaluate the performance of Serena’s business that, viewed with Serena’s GAAP results and the accompanying reconciliations, it believes provide a more complete understanding of factors and trends affecting its business than GAAP results alone. Serena uses these measures to make forecasting, budgeting and operating decisions such as establishment of operating targets, budgets and bonus compensation.

Serena communicates these non-GAAP measures to the public through its earnings releases because we understand that they are financial measures commonly used by analysts that cover our industry and our investor base to evaluate our performance. For example, based on communications with analysts and investors, Serena understands that some analysts and investors may value companies based on a measure of discounted future cash flows and that Serena’s non-GAAP financial measures can be useful to such analysts in performing such valuations. Management believes that presenting these non-GAAP measures provides investors and analysts with an additional base line for assessing the future earnings potential of Serena. Serena prefers to allow investors to have these supplemental measures since, with reconciliation to GAAP, they may provide additional insight into its financial results.

Non-GAAP measures should not be considered a substitute for measures of financial performance prepared in accordance with GAAP. Investors are encouraged to look at GAAP results as the best measure of financial performance. For example, amortization of acquired technology and intangible assets are important to consider because they may represent initial expenditures that under GAAP are reported across future fiscal periods. Stock based compensation and restructuring and acquisition related charges are important because they may represent obligations of Serena that should be considered. All of these metrics are important to financial performance generally. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with their most directly comparable GAAP financial results.

Though Serena management finds its non-GAAP measures useful in evaluating the performance of its business, its reliance on these measures is limited because items excluded from such measures often have a material effect on its revenue, net income and net income per share calculated in accordance with GAAP. Management compensates for the above-described limitations of using a non-GAAP measure by using these non-GAAP measures to supplement Serena’s GAAP results to provide a more complete understanding of the factors and trends affecting our business.

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Contacts:

For Serena Software, Inc.:

Robert I. Pender, Jr.

Chief Financial Officer

(650) 522-6604

Victoria Hofstad

Citigate Sard Verbinnen

(212) 687-8080

For Silver Lake Partners:

Matt Benson

Citigate Sard Verbinnen

(212) 687-8080

Elizabeth Hanahan

Citigate Sard Verbinnen

(415) 618-8750